Exhibit 21

                                  SUBSIDIARIES
                                       of
                            HEALTHSOUTH Corporation


                             Corporate Subsidiaries

                                                                                             State of
                   Name of Subsidiary                                            Organization        Qualification


HEALTHSOUTH Medical Center, Inc.                                                    Alabama

HEALTHSOUTH of Texas, Inc.                                                           Texas

HEALTHSOUTH Rehabilitation Center, Inc.                                         South Carolina

HEALTHSOUTH of New Mexico, Inc.                                                   New Mexico

HEALTHSOUTH of Louisiana, Inc.                                                     Delaware               LA

HEALTHSOUTH of South Carolina, Inc.                                                Delaware               SC

HEALTHSOUTH of Michigan, Inc.                                                      Delaware               MI

HEALTHSOUTH Rehabilitation of Florida, Inc.                                        Delaware               FL

HEALTHSOUTH of Oklahoma, Inc.                                                      Delaware               OK

HEALTHSOUTH of Missouri, Inc.                                                      Delaware               MO

Sports Therapy and Advanced Rehabilitation
     Training, Inc.                                                                  Texas

HEALTHSOUTH of East Tennessee, Inc.                                                Delaware               TN

HEALTHSOUTH of Birmingham, Inc.                                                    Delaware               AL

HEALTHSOUTH of New Hampshire, Inc.                                                 Delaware               NH

HEALTHSOUTH of Charleston, Inc.                                                    Delaware               SC

HEALTHSOUTH of Middle Tennessee, Inc.                                              Delaware               TN

HEALTHSOUTH Real Property Holding Corporation                                      Delaware              AZ/AL

HEALTHSOUTH of Virginia, Inc.                                                      Delaware               VA

     Corporate Subsidiaries

                                                                                             State of
     Name of Subsidiary                                                          Organization        Qualification
Physician Practice Management Corporation                                          Delaware              VA/FL

HEALTHSOUTH Doctors' Hospital, Inc.                                                Delaware               FL

     Hospital Health Systems, Inc.                                                  Florida

     Doctors' Health Service Corporation                                            Florida
         (all wholly-owned subsidiaries of HEALTHSOUTH
         Doctors' Hospital, Inc.)

         Doctors' Scanning Associates, Inc.                                         Florida

         Doctors' Home Health, Inc.                                                 Florida

         Doctors' Medical Equipment Corp.                                           Florida
         (all wholly-owned subsidiaries of Doctors'
         Health Service Corporation)

HEALTHSOUTH International, Inc.                                                    Delaware               MD

Disability and Impairment Evaluation Centers
     of America, Inc.                                                              Delaware               LA

     DIECA, Inc.                                                                   Delaware               LA
         (a wholly-owned subsidiary of Disability and
         Impairment Evaluation Centers of America, Inc.)

HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc.                                Delaware               PA

HEALTHSOUTH of Great Lakes, Inc.                                                   Delaware              PA/OH

HEALTHSOUTH of Mechanicsburg, Inc.                                                 Delaware               PA

HEALTHSOUTH of Erie, Inc.                                                          Delaware               PA

HEALTHSOUTH of York, Inc.                                                          Delaware               PA

HEALTHSOUTH of Altoona, Inc.                                                       Delaware            PA/MD/WV

HEALTHSOUTH of Pittsburgh, Inc.                                                    Delaware               PA

HEALTHSOUTH of Nittany Valley, Inc.                                                Delaware               PA

HEALTHSOUTH of Toms River, Inc.                                                    Delaware               NJ

HEALTHSOUTH of Fort Smith, Inc.                                                    Delaware              AR/OK

HEALTHSOUTH of Ontario, Inc.                                                       Delaware             Canada

HEALTHSOUTH of Dallas, Inc.                                                        Delaware               TX

HEALTHSOUTH of Texarkana, Inc.                                                     Delaware               TX

HEALTHSOUTH of Utah, Inc.                                                          Delaware               UT

HEALTHSOUTH of Midland, Inc.                                                       Delaware               TX

HEALTHSOUTH of Austin, Inc.                                                        Delaware               TX

HEALTHSOUTH Sub-Acute Center of Houston, Inc.                                      Delaware               TX

HEALTHSOUTH Community Re-Entry Center of
     Dallas, Inc.                                                                  Delaware               TX

HEALTHSOUTH of Wichita, Inc.                                                       Delaware               KS

HEALTHSOUTH of Houston, Inc.                                                       Delaware               TX

HEALTHSOUTH of Treasure Coast, Inc.                                                Delaware               FL

HEALTHSOUTH of San Antonio, Inc.                                                   Delaware               TX

HEALTHSOUTH of Columbia, Inc.                                                      Delaware               MO

HEALTHSOUTH of Salem, Inc.                                                         Delaware               NH

HEALTHSOUTH of Montgomery, Inc.                                                     Alabama

Tuckahoe Surgery Center, Inc.                                                      Virginia

HEALTHSOUTH of Gadsden, Inc.                                                        Alabama

HEALTHSOUTH of Dothan, Inc.                                                         Alabama

Diagnostic Health Corporation                                                      Delaware             Various

HEALTHSOUTH Holdings, Inc.                                                         Delaware             Various

ReLife, Inc.                                                                       Delaware             Various

     Lakeshore System Services, Inc.                                                Alabama             Various

Lakeshore System Services of Florida, Inc.                                          Florida

Health Providers, Inc.                                                              Florida

ReLife of Tennessee, Inc.                                                          Tennessee

Rebound, Inc.                                                                      Delaware             Various

ReLife Acquisition Corporation                                                      Alabama

     Renaissance Rehabilitation Center, Inc.                                        Georgia

     Renaissance Rehabilitation Center of
         Chattanooga, Inc.                                                          Georgia               TN

American Health Resources, Inc.                                                      Ohio               KY, WV

West Virginia Rehabilitation Resources, Inc.                                     West Virginia

HEALTHSOUTH Aviation, Inc.                                                          Alabama

HEALTHSOUTH Specialty Hospital, Inc.                                                 Texas

HEALTHSOUTH Properties, Inc.                                                       Delaware

ASC Atlanta Acquisition Company, Inc.                                              Delaware

HEALTHSOUTH Surgical Center of Tuscaloosa, Inc.                                     Alabama

     Affiliate Partnerships

                                                                                             State of
                   Name of Partnership                                           Organization        Qualification
HEALTHSOUTH Rehabilitation Center of Birmingham, Ltd.                               Alabama

Rehabilitation Centers of Maryland Limited Partnership                              Alabama               MD

Medical Rehab & Sports Medicine Center
     of Jacksonville, Ltd.                                                          Alabama               FL

HEALTHSOUTH Rehabilitation Center of St. Louis
     Limited Partnership                                                            Alabama              MO/IL

HEALTHSOUTH Rehabilitation Center of Jackson, Ltd.                                  Alabama               MS

Miami Rehabilitation Institute, Ltd.                                                Alabama               FL

HEALTHSOUTH Rehabilitation Center of Denver, Ltd.                                   Alabama               CO

HEALTHSOUTH Rehabilitation Center of Kendall, Ltd.                                  Alabama               FL

HEALTHSOUTH Rehabilitation Center of San Antonio, Ltd.                              Alabama               TX

HEALTHSOUTH Rehabilitation Center of Ft.
     Lauderdale, Ltd.                                                               Alabama               FL

HEALTHSOUTH Regional Rehabilitation Center, Ltd.                                    Alabama               FL

HEALTHSOUTH Rehabilitation Center of New Orleans, Ltd.                              Alabama               LA

HEALTHSOUTH Rehabilitation Center of Little Rock
     Limited Partnership                                                            Alabama               AR

HEALTHSOUTH Rehabilitation Center of North
     Atlanta, Ltd.                                                                  Alabama               GA

HEALTHSOUTH Rehabilitation Center of Charlotte
     Limited Partnership                                                            Alabama               NC

HEALTHSOUTH Rehabilitation Center of Montgomery, Ltd.                               Alabama

HEALTHSOUTH Rehabilitation Center of Metairie, Ltd.                                 Alabama               LA

HEALTHSOUTH Rehabilitation Center of Ft. Worth, Ltd.                                Alabama               TX

HEALTHSOUTH Rehabilitation Center of Boca
     Raton, Ltd.                                                                    Alabama               FL

HEALTHSOUTH Sports Medicine and Rehabilitation
     Center of Orlando, Ltd.                                                        Alabama               FL

HEALTHSOUTH Spine and Rehabilitation Center of
     Memphis Limited Partnership                                                    Alabama               TN

HEALTHSOUTH Rehabilitation Center of Louisville, Ltd.                               Alabama               KY

HEALTHSOUTH Rehabilitation Center of Tampa, Ltd.                                    Alabama               FL

HEALTHSOUTH Rehabilitation Center of Scottsdale
     Limited Partnership                                                            Alabama               AZ

HEALTHSOUTH Rehabilitation Center of Lorain
     Limited Partnership                                                            Alabama               OH

HEALTHSOUTH Rehabilitation Center of Palm Bay, Ltd.                                 Alabama               FL

HEALTHSOUTH Rehabilitation Center of Albuquerque, Ltd.                              Alabama               NM

HEALTHSOUTH Rehabilitation Hospital of New Mexico
     Limited Partnership                                                            Alabama               NM

HEALTHSOUTH Rehabilitation Center of Richmond
     Limited Partnership                                                            Alabama               VA

HEALTHSOUTH Rehabilitation Center of Santa Rosa
     Limited Partnership                                                            Alabama               CA

HEALTHSOUTH Rehabilitation Center of Mobile, Ltd.                                   Alabama

HEALTHSOUTH Rehabilitation Center of Rockville
Limited Partnership                                                                 Alabama               MD

HEALTHSOUTH Rehabilitation Center of Austin, Ltd.                                   Alabama               TX

HEALTHSOUTH Spine Center of Baltimore Limited
     Partnership                                                                    Alabama               MD

HEALTHSOUTH Rehabilitation Center of Nashville, Ltd.                                Alabama               TN

HEALTHSOUTH Rehabilitation Center of Palm Beach, Ltd.                               Alabama               FL

HEALTHSOUTH Rehabilitation Center of San Francisco
     Limited Partnership                                                            Alabama               CA

HEALTHSOUTH of Vestavia Limited Partnership                                         Alabama

HEALTHSOUTH Rehabilitation Center of West Denver
     Limited Partnership                                                            Alabama               CO

HEALTHSOUTH Rehabilitation Center of Tucson
     Limited Partnership                                                            Alabama               AZ

HEALTHSOUTH Rehabilitation Center of Merritt
     Island, Ltd.                                                                   Alabama               FL

HEALTHSOUTH Rehabilitation Center of Paramus
     Limited Partnership                                                            Alabama               NJ

HEALTHSOUTH Rehabilitation Center of Viera
     Limited Partnership                                                            Alabama               FL

HEALTHSOUTH Rehabilitation Center of New Hampshire,
     Ltd.                                                                           Alabama               NH

HEALTHSOUTH Rehabilitation Center of Cumming
   Limited Partnership (formerly HEALTHSOUTH
     Rehabilitation Center of Lawrenceville Limited
     Partnership)                                                                   Alabama               GA

HEALTHSOUTH Sports Medicine and Rehabilitation
  Center of Atlanta Limited Partnership                                             Alabama               GA

HEALTHSOUTH Rehabilitation Center of Dallas Limited
     Partnership                                                                    Alabama               TX

HEALTHSOUTH Sports Medicine and Rehabilitation Center
     of San Carlos Limited Partnership                                              Alabama               CA

HEALTHSOUTH Rehabilitation and Spine Center of Woodside
     Limited Partnership                                                            Alabama               CA

HEALTHSOUTH Rehabilitation Center of Bedford Limited
     Partnership                                                                    Alabama               NH

HEALTHSOUTH Rehabilitation Center of Phoenix Limited
     Partnership                                                                    Alabama               AZ

HEALTHSOUTH Rehabilitation Center of Virginia Beach
     Limited Partnership                                                            Alabama               VA

HEALTHSOUTH Rehabilitation Center of Columbia Limited
     Partnership                                                                    Alabama               MO

HEALTHSOUTH Rehabilitation Center of Green Bay
     Limited Partnership                                                            Alabama               WI

HEALTHSOUTH Rehabilitation Center of Alexandria,
     Limited Partnership                                                            Alabama               VA

HEALTHSOUTH Rehabilitation Center of West Orange
     Limited Partnership                                                            Alabama               FL

HEALTHSOUTH Rehabilitation Center of Portola Valley
     Limited Partnership                                                            Alabama               CA

HEALTHSOUTH Rehabilitation Center of Cape Girardeau
     Limited Partnership                                                            Alabama              MO/IL

HEALTHSOUTH Rehabilitation Center of Pittsburgh
     Limited Partnership                                                            Alabama               PA

Doctors' Hospital of South Miami, Ltd.                                              Florida

MRI of Miami, Ltd.                                                                  Florida

Vanderbilt Stallworth Rehabilitation Hospital, L.P.                                Tennessee

HEALTHSOUTH/Methodist Rehabilitation Hospital
     Limited Partnership                                                           Tennessee

HEALTHSOUTH Rehabilitation Center of Chevy Chase
     Limited Partnership                                                            Alabama               MD

HEALTHSOUTH Rehabilitation Center of Colorado Springs
     Limited Partnership                                                            Alabama               CO

HEALTHSOUTH Rehabilitation Center of Edison
     Limited Partnership                                                            Alabama               NJ

HEALTHSOUTH Rehabilitation Center of Fresno
     Limited Partnership                                                            Alabama               CA

HEALTHSOUTH Rehabilitation Center of Roanoke
     Limited Partnership                                                            Alabama               VA

HEALTHSOUTH Rehabilitation Center of Van Nuys
     Limited Partnership                                                            Alabama               CA

HEALTHSOUTH Rehabilitation Center of Washington,
     D.C. Limited Partnership                                                       Alabama              D.C.

HEALTHSOUTH Sports Medicine & Rehabilitation Center
     of Blue Springs Limited Partnership                                            Alabama              MO/KS

HEALTHSOUTH Sports Medicine & Rehabilitation Center of
     Lake Ozark Limited Partnership                                                 Alabama               MO

HEALTHSOUTH Sports Medicine & Rehabilitation Center of
     Ocala Limited Partnership                                                      Alabama               FL

HEALTHSOUTH Sports Medicine & Rehabilitation Center of
     Port St. Lucie Limited Partnership                                             Alabama               FL

HEALTHSOUTH Rehabilitation Center of Kansas City
     Limited Partnership                                                            Alabama              MO/KS

HEALTHSOUTH Rehabilitation Center of Redding
     Limited Partnership                                                            Alabama               CA

HEALTHSOUTH Rehabilitation Center of Warrenton
     Limited Partnership                                                            Alabama               VA

HEALTHSOUTH Sports Medicine and Rehabilitation
     Center of San Diego Limited Partnership                                        Alabama               CA

HEALTHSOUTH/San Antonio Clinics Limited
     Partnership                                                                    Alabama               TX

HEALTHSOUTH Sports Medicine & Rehabilitation
     Center of Omaha Limited Partnership                                            Alabama               NE

HEALTHSOUTH Rehabilitation Center of Des Moines
     Limited Partnership                                                            Alabama               IA

     Affiliate Partnerships

                                                                                             State of
                   Name of Partnership                                           Organization        Qualification

HEALTHSOUTH Sports and Rehabilitation Center of
               Memphis Limited Partnership                                          Alabama               TN

HEALTHSOUTH Rehabilitation Center of Linden
                   Limited Partnership                                              Alabama               NJ

HEALTHSOUTH Rehabilitation Center of Franklin
                   Limited Partnership                                              Alabama               TN

HEALTHSOUTH Rehabilitation Center of Hickory
                   Limited Partnership                                              Alabama               NC

HEALTHSOUTH Real Property Limited Partnership                                       Alabama               FL

HEALTHSOUTH Occupational and Preventive Diagnostics
                   Limited Partnership                                              Alabama

HEALTHSOUTH Sports Medicine & Rehabilitation Center
               of Waco Limited Partnership                                          Alabama               TX

HEALTHSOUTH Rehabilitation Center of Baltimore
                   Limited Partnership                                              Alabama               MD

HEALTHSOUTH Sports Medicine and Rehabilitation
          Center of Chicago Limited Partnership                                     Alabama               IL

HEALTHSOUTH Home Health of St. Louis Limited
                       Partnership                                                  Alabama               MO

HEALTHSOUTH Rehabilitation Center of Arlington
                   Limited Partnership                                              Alabama               VA

HEALTHSOUTH Rehabilitation Center of Ashville
                   Limited Partnership                                              Alabama               NC

HEALTHSOUTH Rehabilitation Center of Dyersburg
                   Limited Partnership                                              Alabama               TN

HEALTHSOUTH Rehabilitation Center of Illinois
                   Limited Partnership                                              Alabama               IL

HEALTHSOUTH Rehabilitation Center of New Brunswick
                   Limited Partnership                                              Alabama               NJ

HEALTHSOUTH Rehabilitation Center of Pottstown
     Limited Partnership                                                            Alabama               PA

HEALTHSOUTH Spine and Rehabilitation Center of
     Chattanooga Limited Partnership                                                Alabama               TN

HEALTHSOUTH Sports and Rehabilitation Center of
     La Jolla Limited Partnership                                                   Alabama               CA

HEALTHSOUTH Sports Medicine and Rehabilitation
     Center of Manahawkin Limited Partnership                                       Alabama               NJ

HEALTHSOUTH Sports Medicine and Rehabilitation
     Center of Oklahoma City Limited Partnership                                    Alabama               OK

HEALTHSOUTH Rehabilitation Center of Tinton Falls
     Limited Partnership                                                            Alabama               NJ

HEALTHSOUTH Rehabilitation Center of Greater
     Washington Limited Partnership                                                 Alabama               MD

HEALTHSOUTH Rehabilitation Center of Houston
     Limited Partnership                                                            Alabama               TX

HEALTHSOUTH Rehabilitation Center of Somerset
     Limited Partnership                                                            Alabama               NJ

HEALTHSOUTH Rehabilitation Center of Sugarland
     Limited Partnership                                                            Alabama               TX

HEALTHSOUTH Sports Medicine & Rehabilitation
     Center of Clearwater Limited Partnership                                       Alabama               FL

HEALTHSOUTH Rehabilitation Center of Syracuse
     Limited Partnership                                                            Alabama               NY

HEALTHSOUTH Rehabilitation Center of Ft. Collins
     Limited Partnership                                                            Alabama               CO

HEALTHSOUTH Spine & Rehabilitation Center of
     Dallas Limited Partnership                                                     Alabama               TX

HEALTHSOUTH Surgical Center of Tuscaloosa
     Limited Partnership                                                            Alabama

HEALTHSOUTH Sports Medicine & Rehabilitation
     Center of Marina Del Rey Limited Partnership                                   Alabama               CA

HEALTHSOUTH Rehabilitation Center of Tuscaloosa
     Limited Partnership                                                            Alabama